For Immediate Release

BARRY SLOANE CHAIRMAN AND CEO OF NEWTEK BUSINESS SERVICES, TO PRESENT AT REDCHIP SMALL-CAP CONFERENCE

New York, N.Y. - October 27, 2006 - Newtek Business Services, Inc. (NASDAQ:NEWT) (www.newtekbusinessservices.com), a provider of business services and financial products to the small business market under the Newtek™ brand, today announced Barry Sloane, Chairman and CEO of Newtek Business Services, Inc. will present at the RedChip Small-Cap China-America Conference on Tuesday October 31, 2006 at 9:00am PST in Santa Monica, California at the Casa del Mar Ballroom at the Shutters on the Beach Hotel.

You may also view Mr. Sloane’s presentation as it will be archived at www.redchip.com after November 6, 2006.

RedChip Companies, a research firm specializing in emerging growth companies, will provide investors with the opportunity to meet the CEOs of thirty Chinese and American companies presenting at the RedChip Small-Cap China-America Conference. Attendance is free for private investors, fund-managers, stockbrokers, and analysts. Breakfast and Lunch are free for registered attendees but space is limited; to register online please visit http://www.redchip.com/visibility/conferencePages/santamonica2006/conferenceMain.asp?page=attendees or call 1-800-RedChip (733-2447).

For additional information regarding the RedChip China-America Small-Cap Conference please visit: www.redchip.com

About RedChip

RedChip has a long history of bringing research on selected small-cap companies to analysts and portfolio managers. RedChip Visibility(tm) provides small-cap companies access to both professional and individual small-cap investors by holding conferences throughout the United States, producing online corporate visibility programs, and writing company sponsored research.

About Newtek Business Services, Inc.

Newtek Business Services, Inc. is a direct distributor to the small to medium-sized business market under the Newtek TM brand.  According to the SBA, there are over 25.8 million small businesses in the United States, which in total represent 99.7% of all employer firms, generate 60 - 80% of all new jobs annually and create more than 50% of non-farm private GDP. Since 1999, Newtek has helped these business owners realize their potential by providing them with the essential tools needed to manage and grow their businesses. Newtek focuses on providing its 70,000 customers with access to financial, management and technological resources that enable them to better grow and compete in today’s marketplace. Newtek’s products and services include:

➢	Business Lending: Business loans to start up, acquire, or expand a business
➢	Electronic Payment Processing: Credit card, debit card, check conversion, and ACH solutions

➢	Insurance Services: Nationwide commercial and personal lines of insurance
➢	Outsourced Digital Bookkeeping: Bookkeeping and recordkeeping at a fraction of the cost of in-house staff
➢	Web Hosting: Full service web host including domain registration and online shopping cart tools
➢	Web Design and Development: Customized web design and development services for a powerful web presence
➢	Tax Preparation and Advisory Services: Expert tax planning and consultation for your business
➢	Data Backup, Storage and Retrieval: Fast, secure, off-site data backup, storage and retrieval
➢	Business Plan Preparation: Professional business plan assistance providing a roadmap for success

For more information, go to www.newtekbusinessservices.com.

Statements in this press release including statements regarding Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and Exchange Commission and available through http://www.sec.gov

Contacts:

Newtek Business Services

 Barry Sloane

Chairman of the Board & CEO

212-356-9500

bsloane@newtekbusinessservices.com